ABP, INC. AND AFFILIATES
                         COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

                                    Contents

Independent Auditors' Report ...............................................1
Financial Statements
  Combined Balance Sheet ...................................................2-3
  Combined Statement of Income .............................................4
  Combined Statement of Changes in Stockholder's Equity ....................5
  Combined Statement of Cash Flows .........................................6
  Notes to Combined Financial Statements ...................................7-12
Supplementary Information
  Combined Schedule of Operating Expenses ..................................14

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of ABP, Inc. and
Affiliates:

We have audited the accompanying combined balance sheet of ABP, Inc. and Affiliates (a C corporation and a wholly owned subsidiary of Bace International Corporation) as of September 30, 2001, and the related combined statements of income, changes in stockholder's equity, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of ABP, Inc. and Affiliates as of September 30, 2001, and the results of its operations and its cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The combined schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Horne, Holmes, Crenshaw & Pool, LLP Altamonte Springs,
Florida

March 28, 2002

                            ABP, INC. AND AFFILIATES
                             COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2001

                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                          $    6,927
  Accounts receivable:
    Trade                                                               964,906
    Unbilled                                                          1,774,212
  Prepaid expenses                                                       11,598
  Due from StaffAmerica                                                 106,668
  Deferred income tax benefit                                            81,634
                                                                     ----------
      TOTAL CURRENT ASSETS                                            2,945,945
PROPERTY AND EQUIPMENT:
  Leasehold improvements                                                183,813
  Computer hardware and software                                        129,618
  Office furniture and equipment                                         31,487
                                                                     ----------
                                                                        344,918
  Accumulated depreciation                                             (136,577)
                                                                     ----------
      TOTAL PROPERTY AND EQUIPMENT                                      208,341
OTHER ASSETS:
  Deposits                                                                6,826
                                                                     ----------
      TOTAL OTHER ASSETS                                                  6,826
                                                                     ----------
      TOTAL ASSETS                                                   $3,161,112
                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

                            ABP, INC. AND AFFILIATES
                             COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2001

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                   $    32,068
  Payroll taxes and other payroll deductions payable                     312,824
  Accrued worksite employee payroll expense                            1,739,748
  Other accrued liabilities                                              551,637
  Income taxes payable                                                    23,226
  Current portion of long-term debt                                       19,115
                                                                     -----------
    TOTAL CURRENT LIABILITIES                                          2,678,618
NONCURRENT LIABILITIES:
  Long-term debt                                                          38,299
  Due to Parent                                                           22,457
  Deferred income tax                                                        953
                                                                     -----------
    TOTAL NONCURRENT LIABILITIES                                          61,709
                                                                     -----------
    TOTAL LIABILITIES                                                  2,740,327
STOCKHOLDER'S EQUITY:
  Common stock                                                             2,040
  Additional paid-in capital                                              33,690
  Retained earnings                                                      385,055
                                                                     -----------
    TOTAL STOCKHOLDER'S EQUITY                                           420,785
                                                                     -----------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                       $ 3,161,112
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                            ABP, INC. AND AFFILIATES
                          COMBINED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

REVENUES                                                            $70,018,729
DIRECT COSTS:
  Salaries and wages of worksite employees                           60,391,198
  Benefits and payroll taxes                                          7,267,734
  Other                                                                  83,984
                                                                    -----------
TOTAL DIRECT COSTS                                                   67,742,916
                                                                    -----------
GROSS PROFIT                                                          2,275,813
OPERATING EXPENSES:
  Salaries, wages and payroll taxes                                   1,548,331
  General and administrative expenses                                   574,891
  Commissions                                                             6,780
  Advertising                                                            11,289
  Depreciation and amortization                                          62,367
                                                                    -----------
TOTAL OPERATING EXPENSES                                              2,203,658
                                                                    -----------
OPERATING INCOME                                                         72,155
OTHER INCOME (EXPENSE):
  Interest expense                                                       (5,881)
  Loss on disposition of assets                                          (6,021)
  Other income, net                                                      18,623
                                                                    -----------
TOTAL OTHER INCOME (EXPENSE)                                              6,721
                                                                    -----------
INCOME BEFORE INCOME TAX EXPENSE                                         78,876
Income tax expense                                                        1,199
                                                                    -----------
NET INCOME                                                          $    77,677
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                            ABP, INC. AND AFFILIATES
             COMBINED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                     Additional
                                           Common      Paid-in    Retained
                                            Stock      Capital    Earnings      Total
                                        ---------    ---------   ---------    ---------
Balance - December 31, 2000, as
previously stated                       $   2,800    $  25,415   $ 509,872    $ 538,087
Prior period adjustments                     (380)         380    (202,494)    (202,494)
                                        ---------    ---------   ---------    ---------
Balance - December 31, 2000, restated       2,420       25,795     307,378      335,593
Net income                                   --           --        77,677       77,677
Contributed capital                          --          7,515        --          7,515
                                        ---------    ---------   ---------    ---------
Balance - September 30, 2001            $   2,420    $  33,310   $ 385,055    $ 420,785
                                        =========    =========   =========    =========

   The accompanying notes are an integral part of these financial statements.

                            ABP, INC. AND AFFILIATES
                            STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                             77,677
  Adjustments  to reconcile net income to net cash provided by
  (used in) operating activities:
    Depreciation and amortization                                        62,367
    Loss on disposition of assets                                         6,021
    Deferred income taxes                                               (99,266)
    (Increase) decrease in accounts receivable                         (371,122)
    (Increase) decrease in prepaid expenses                              (5,664)
    (Increase) decrease in due from StaffAmerica                       (106,668)
    Increase (decrease) in bank overdraft                               (78,409)
    Increase (decrease) in accounts payable                               4,619
    Increase (decrease) in payroll taxes and other
      payroll deductions payable                                          7,661
    Increase (decrease) in accrued worksite employee
      payroll expenses                                                  250,288
    Increase (decrease) in other accrued liabilities                    467,565
    Increase (decrease) in income taxes payable                          17,585
                                                                       --------
    Total adjustments                                                   154,977
                                                                       --------
  Net cash provided by operating activities                             232,654
                                                                       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                    (24,072)
  Proceeds from the sale of property and equipment                          200
                                                                       --------
    Net cash used in investing activities                               (23,872)
                                                                       --------
CASH FLOWS FROM FINANCING ACTIVITIES: Increase in due to Parent          38,393
Distributions paid                                                     (250,000)
Proceeds from long-term debt                                              2,019
                                                                       --------
Net cash used in financing activities                                  (209,588)
                                                                       --------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                  (806)
Cash and cash equivalents, beginning of the period                        7,733
                                                                       --------
CASH AND CASH EQUIVALENTS, END OF THE PERIOD                              6,927
                                                                       ========
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Cash paid for interest during the period                                  3,862
                                                                       ========
During the nine months ended September 30, 2001, loans due to the previous owners totaling $7,515 were contributed to additional paid-in capital.

   The accompanying notes are an integral part of these financial statements.

                            ABP, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

ABP, Inc. and its affiliates (collectively, "the Company") are wholly owned subsidiaries of Bace International Corporation ("the Parent").

The Company is a professional employer organization ("PEO") in the state of Florida providing a comprehensive range of services to its clients. These services include benefits and payroll administration, medical and workers' compensation insurance programs, personnel records management and employer liability management.

Principles of Combination

The accompanying combined financial statements present the combination of the financial statements of ABP, Inc. and its affiliates ABP II, Inc., ABP III, Inc., ABP IV, Inc. and ABP Group, Inc. These companies are affiliated through common business activities and common ownership by the companies' stockholder. Material intercompany transactions and balances have been eliminated in combination.

Basis of Accounting

Assets, liabilities, revenues and expenses are recognized using the accrual method of accounting. Under the accrual method PEO service fees relating to worksite employees with earned but unpaid wages at the end of each period are recognized as unbilled revenues and the related direct payroll costs for such wages are accrued as a liability during the period in which wages are earned by the worksite employee.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Cash in the amount of $6,927 is in a separate bank account designated for 401(k) withholdings. This is not available for use in general operations.

Accounts Receivable

The Company pays a majority of its employees weekly, and bills the clients for the gross amount paid plus administrative charges. Accounts receivable represent timing differences between pay dates of the employees and reimbursement by the client for wages paid.

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Allowance for Doubtful Accounts

Management uses the direct write off method of accounting for uncollectible accounts and reviews outstanding amounts on an ongoing basis. At September 30, 2001, management believes all accounts receivable are collec tible, therefore, no allowance for doubtful accounts has been established.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight -line method over the estimated useful lives.

In prior years leasehol d improvements were depreciated over an estimated useful life of ten to fifteen years. Effective January 1, 2001, the Company began depreciating leasehold improvements over an estimated useful life of five years to reflect the term of the related lease. The effect of this change is to increase depreciation expense by $25,150 for the nine months ended September 30, 2001.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires managemen t to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Income Tax Expense

Income taxes are accounted for using the asset and liability method under which current and deferred tax liabilities are recorded in accordance with enacted tax laws and rates. Deferred taxes are provided for the temporary differences between the financial statement and tax basis of the Company's assets and liabilities. These differences relate to differences in book and tax depreciation methods and treatment of reserves for future workers' compensation claims. Deferred tax expense or benefit is the result of the changes in the deferred tax assets and liabilities.

The Company files a consolidated tax return with the Parent. For financial statement purposes, income taxes have been computed using the separate returns method based upon the Company's income. Amounts determined to be payable are recorded as an increase to the Due to Parent in the accompanying combined balance sheet and total $114,451 as of September 30, 2001.

Fiscal Year End

Effective January 1, 2001, the Company changed its year end from December 31 to September 30.

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

NOTE 2 - RELATED PARTY

The Parent purchased the Company on October 24, 2000. Under the previous ownership, the Company was in dispute with insurance carriers regarding specific workers' compensation claims. At the time of sale it was agreed that amounts paid on these claims by the Company, up to a maximum amount of $680,000 would be offset against amounts owed by the Parent to the previous owners. Through September 30, 2001, the Company has paid $91,994 related to these claims. This amount has been netted against the due to Parent in the accompanying combined balance sheet.

Included  in  the  accompanying   combined  financial   statements  are  accrued
management fees totaling $100,000 payable to another wholly owned subsidiary of the Parent, StaffAmerica.

The Company's workers' compensation coverage is under a shared policy with StaffAmerica. Amounts due for premiums, claims and reserves totaling $1,671,072 for the nine months ended September 30, 2001, have been paid directly to StaffAmerica. Of this amount, $206,668 represents workers' compensation reserves held by StaffAmerica for future claims.

NOTE 3 - LONG TERM DEBT

The Company has an installment note with a bank, bearing interest at the bank's prime lending rate plus 1% (7% at September 30, 2001) and is payable in monthly principal and interest payments of $1,882. This note matures in August of 2004 and is collateral ized by equipment, and accounts receivable. The principal balance due at September 30, 2001 is $57,414; the current portion due is $19,115.

Principal due on long -term debt for years subsequent to September 30, 2001 are as follows:

                    2002                $    19,115
                    2003                     20,521
                    2004                     17,778
                                        -----------
                                        $    57,414
                                        ===========

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

NOTE 4 - INCOME TAXES
Current income tax expense:
  Federal                                        $  82,880
  State                                             17,585
                                                 ---------
                                                   100,465
Deferred income tax benefit:
  Federal                                          (85,508)
  State                                            (13,758)
                                                 ---------
                                                   (99,266)
                                                 ---------

Total income tax expense charged to operations   $   1,199
                                                 =========

Income tax expense attributable to income was $1,199 for the nine months ended September 30, 2001 and differed from the amounts computed by applying the U.S. federal income tax rate of 34% and the state income tax rate of 5.5% primarily due to deductible state income taxes, reserves not currently deductible, depreciation and tax credits.

The tax effects that give rise to deferred tax assets and deferred tax liabilities at September 30, 2001 are presented below:

Deferred tax asset:
  Reserves not currently deductible              $ 81, 634
Deferred tax liability:
  Property and equipment                              (953)
                                                 ---------
Net deferred tax asset                           $  80,681

NOTE 5 - COMMON STOCK

Common stock on the accompanying combined balance sheet is comprised of the following at September 30, 2001:

Common stock, ABP, Inc.
  $10 par value; 202 shares
  authorized, issued and
  outstanding                                    $   2,020

Common stock, ABP II, Inc.
  $1 par value; 7,500 shares
  authorized; 100 shares
  issued and outstanding                               100

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

NOTE 5 - COMMON STOCK (CONTINUED)

Common stock, ABP III, Inc.
  no par value; 202 shares
  authorized, issued and
  outstanding                                          100

Common stock, ABP IV, Inc.
  no par value; 202 shares
  authorized, issued and
  outstanding                                          100

Common stock, ABP Group, Inc.
  no par value; 202 shares
  authorized, issued and
  outstanding                                          100
                                                 ---------
                                                 $   2,420
                                                 =========

NOTE 6 - LEASE COMMITMENTS

The Company leases office space and office equipment under noncancellable operating leases. Minimum future lease payments for the years ended September 30 are as follows:

                       2002                      $  66,126
                       2003                         50,273
                       2004                         32,022
                       2005                            750
                                                 ---------
                                                 $ 149,171
                                                 =========

The total expense related to these leases was $69,920 for the nine months ended September 30, 2001.

NOTE 7 - EMPLOYEE BENEFIT PLANS

The Company has a multiple employer profit sharing plan under section 401(k) of the Internal Revenue Code for its internal employees as well as its external worksite employees who meet certain age and length of service requirements. The Company clients, designated as employers in the plan, determine participation in the plan. A matching employer contribution may be made of 25% to 50% of the contribution made by the employee, up to 4% of the employees eligible compensation. The non-elective profit sharing contribution amount is determined annually by the

                            ABP, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

NOTE 7 - EMPLOYEE BENEFIT PLANS (CONTINUED)

adopting employer at its discretion. All employer contributions are billed to the client. The Company makes no contribution to the plan for its internal employees.

NOTE 8 - PRIOR PERIOD ADJUSTMENTS

During the nine months ended September 30, 2001, a change was made to the retained earnings of the Company. In the prior year, amounts paid relating to specific workers' compensation claims (See Note 2) were charged to expense. These amounts should have been reflected as Due from Parent.

This adjustment increased retained earnings in the amount of $47,506. The prior year income tax provision did not reflect this adjustment therefore, retained earnings, as restated is not presented net of tax.

The Company distributed $250,000 to the previou s owners of the Company. This amount was not accrued at December 31, 2000 and is reflected as a decrease to retained earnings in the accompanying combined financial statements.

An adjustment was made to common stock and additional paid-in capital for $380 to present actual shares of common stock issued and outstanding on January 1, 2001.

                            SUPPLEMENTAL INFORMATION

                            ABP, INC. AND AFFILIATES
                    COMBINED SCHEDULE OF OPERATING EXPENSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

Bad debts                                                         30,315
Bank charges                                                      42,238
Due and subscriptions                                             20,034
Employee benefits                                                 64,014
Equipment rental                                                  12,947
Insurance                                                          3,065
Legal and professional                                            61,369
Management fees                                                  100,000
Office                                                            49,540
Ouside services                                                   10,950
Postage                                                           18,981
Rent                                                              56,973
Repairs and maintenance                                           12,748
Taxes-other                                                        7,773
Telephone                                                         44,568
Travel                                                             2,174
Utilities                                                         20,900
                                                                 -------
TOTAL OPERATING EXPENSES                                         574,891
                                                                 =======


                                       15